UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38987	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	IHRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

As previously disclosed, on March 8, 2021, iHeartMedia, Inc. (the “Company”) filed a remedial petition for declaratory ruling (as amended on May 24, 2021, the “Remedial PDR”) with the Federal Communications Commission (“FCC”). The Remedial PDR relates to the acquisition by Global Media & Entertainment Investments Ltd (f/k/a Honeycomb Investments Limited) (“Global Investments”) of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”). Specifically, on February 5, 2021, Global Investments, The Global Media & Entertainment Investments Trust (the “GMEI Trust”), James Hill (as trustee of the GMEI Trust), Simon Groom (as trustee of the GMEI Trust) and Michael Tabor (as beneficiary of the GMEI Trust) (together with Global Investments and any affiliates or third parties to whom they may assign or transfer any of their rights or interests, the “GMEI Investors”) filed a Schedule 13D with the U.S. Securities and Exchange Commission (the “SEC”), in which the GMEI Investors disclosed beneficial ownership of 9,631,329 shares of the Company’s Class A Common Stock, which at that time represented approximately 8.7% of the Company’s outstanding Class A Common Stock. This ownership interest was inconsistent with the FCC’s foreign ownership rules and the declaratory ruling issued by the FCC relating to the Company’s foreign ownership on November 5, 2020 (the “2020 Declaratory Ruling”), both of which limit a foreign investor in the GMEI Investors’ position to holding no more than 5% of the Company’s voting equity or total equity without prior FCC approval. The Remedial PDR, which was filed pursuant to the rules and regulations of the FCC, sought (a) specific approval for the more than 5% equity and voting interests in the Company presently held by the GMEI Investors and (b) advance approval for the GMEI Investors to increase their equity and voting interests in the Company up to any non-controlling amount not to exceed 14.99%.

Also as previously disclosed, on March 26, 2021, pursuant to the powers granted to the Company under the Company’s Fifth Amended and Restated Certificate of Incorporation and the Company’s Third Amended and Restated Bylaws and in order to implement actions on which the FCC conditioned the approval of applications by the Company to acquire certain radio stations, consistent with the conditions imposed by the FCC, the Board of Directors of the Company resolved to take the following actions (for purposes of 1-5 below, references to “third parties” in the definition of GMEI Investors shall mean such person or entity acting, directly or indirectly, on behalf of the GMEI Investors in a formal or informal capacity) (the “FCC Required Actions”):

1.

Suspend all voting rights associated with any stock held in the Company, directly and/or indirectly, by the GMEI Investors, until and unless the FCC releases a declaratory ruling granting specific approval for each of the GMEI Investors to hold, directly and/or indirectly, more than 5% of the equity and/or voting interests in the Company;

2.

Direct that the Company will not to allow any GMEI Investor to do any of the following, until and unless the FCC releases a declaratory ruling granting specific approval for each of the GMEI Investors to hold, directly and/or indirectly, more than 5% of the equity and/or voting interests in the Company:

a.	Designate, appoint, nominate or serve as a member of the Board;

b.	Attend any meeting of the Board;

c.	Receive any non-public materials from the Company, including any non-public materials distributed to the Board;

d.	Have any role in or communicate with the Company concerning the day-to-day management or operations of the Company’s radio stations; or

e.	Have any role in or veto right with respect to a decision to buy or sell a radio station.

3.

Determine not to permit any employee, agent or affiliate of the GMEI Investors to be an officer, director, employee or consultant of the Company (including subsidiaries and affiliates of the Company) until and unless the FCC releases a declaratory ruling granting specific approval or each of the GMEI Investors to hold, directly and/or indirectly, more than 5% of the equity and/or voting interests in the Company;

4.

Direct the Company to ensure that any and all dividends and/or distributions payable to the GMEI Investors are placed in escrow and that no such dividend or distribution is made to the GMEI Investors until and unless the FCC releases a declaratory ruling granting specific approval for each of the GMEI Investors to hold, directly and/or indirectly, more than 5% of the equity and/or voting interests in the Company; and

5.

Direct the Company to, within seven days of the date of grant of the Pending Applications, submit a declaration to the Chief, Audio Division, Media Bureau, of the FCC, confirming that the Company is in compliance with each of the preceding conditions and that the Company will exercise its rights under its organizational documents to remain in compliance with each of the preceding conditions until and unless the FCC releases a declaratory ruling granting specific approval for each of the GMEI Investors to hold, directly and/or indirectly, more than 5% of the equity and/or voting interests in the Company.

On December 22, 2021, the FCC issued a declaratory ruling (the “GMEI Declaratory Ruling”) granting the Remedial PDR. Subject to certain conditions set forth therein, the GMEI Declaratory Ruling (a) grants specific approval for the more than 5% equity and/or voting interests in the Company presently held by the GMEI Investors, (b) grants advance approval for the GMEI Investors to increase their equity and/or voting interests in the Company up to any non-controlling amount not to exceed 14.99%, and (c) restates the terms of the 2020 Declaratory Ruling, which is described in further detail in the Company’s Current Report on Form 10-K, filed with the SEC on February 25, 2021, including that the Company may have up to 100% of its voting stock and equity owned by non-U.S. individuals and entities.

Because the GMEI Declaratory Ruling grants specific approval for each of the GMEI Investors to hold, directly and/or indirectly, more than 5% of the equity and/or voting interests in the Company, upon the issuance of the GMEI Declaratory Ruling, the FCC Required Actions no longer applied.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: December 22, 2021	By:	/s/ Jordan Fasbender
Jordan Fasbender
Executive Vice President, General Counsel and Secretary